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                                                                 EXHIBIT (j)(ii)


                              CONSENT OF COUNSEL


          We consent to the reference to our Firm under the heading "Counsel and Independent Accountants" in Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Old Westbury Funds, Inc. as filed with the Securities and Exchange Commission on February 28, 2001.


PAUL, HASTINGS, JANOFSKY & WALKER LLP



New York, New York
February 28, 2001